SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

FIDELITY CONGRESS STREET FUND
FIDELITY CONTRAFUND
FIDELITY DEVONSHIRE TRUST
FIDELITY EXCHANGE FUND
FIDELITY PURITAN TRUST
FIDELITY SECURITIES FUND
FIDELITY SELECT PORTFOLIOS
FIDELITY SUMMER STREET TRUST
FIDELITY TREND FUND

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FORM OF

D.F. King & Co., Inc.

Telephone Script

Fidelity Investments

Introduction

Hello, my name is ___________, calling from D.F. King & Co., Inc. on behalf of Fidelity Investments may I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Mr./Ms. ___________, this conversation will be recorded. D.F. King & Co., Inc. has been retained by Fidelity Investments to help solicit and record shareholder votes with regards to the special shareholders' meeting of the (NAME OF FUND) scheduled for [shareholder meeting date]. Have you received the proxy statement regarding the meeting? [If the shareholder meeting has been adjourned: The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder participation.]

IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - Your Board Members are asking you to consider [a] proposal[s] which they have studied carefully and they recommend that you vote in favor of the proposal[s]. For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you still have your proxy card or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?
If shareholder asks how to vote via the internet, the website is www.proxyweb.com/proxy - he/she will need the control number from his/her proxy card.
If shareholder asks how to vote via touchtone telephone, the telephone number is 1-888-221-0697 - he/she will need the control number from his/her proxy card.
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal[s]. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.
Here is how we will proceed. The call will be recorded. I will ask you for 3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable with this process?

IF NO - Do you have any questions that I may answer about this proxy for you?
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal[s]. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the Q&A that accompanied the proxy statement.
At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.proxyweb.com/proxy or by calling 1-888-221-0697. The shareholder meeting cannot be held until a majority of the shares have been voted. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

Begin the Vote

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of Fidelity Investments. Today's date is __________ and the time is __________.
May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these Fidelity Fund shares?
May I please have your address?
May I have only the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call and remind him/her of the other methods he/she can use to cast his/her vote.

Have you received the proxy materials?

Actual Voting

Your Board Members are asking you to consider [a] proposal[s] which they have studied carefully. They recommend that you vote in favor of the proposal[s]. Would you like to vote in favor of the proposal[s] as recommended by your Board?

If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are
F = For proposal.
A = Against proposal.
B = Abstain.
For Director voting, the only valid responses are:
F = For at least one or more of the nominees.
W = Withhold authority for all nominees.

Closing

I have recorded your vote[s]. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

Fidelity Investments

Answering Machine Message

Hello, this is __________ calling from D.F. King & Co., Inc. regarding your investment in Fidelity Investments Mutual Funds. You should have recently received proxy materials in the mail concerning the Special Shareholders Meeting to be held on [shareholder meeting date]. [If shareholder meeting has been adjourned: The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder participation.]

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call Fidelity at [insert telephone number(s) from cover of proxy statement - if multiple numbers are listed please include all numbers and indicate which fund(s)/class(es) should use each number (e.g. 1-800-xxx-xxxx (for [fund/class name])/1-866-yyy-yyyy (for [fund/class name])].

Thank you for your consideration.